Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                 PSEG POWER LLC

OFFER TO EXCHANGE ITS 6.95% SENIOR NOTES DUE 2012 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 FOR ANY AND ALL OUTSTANDING 6.95% SENIOR NOTES DUE 2012, WHICH HAVE NOT BEEN SO REGISTERED.

                PURSUANT TO THE PROSPECTUS DATED      , 2002

      As set forth in the Exchange Offer (as described in the Prospectus (as defined below)), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for unregistered 6.95% Senior Notes due 2012 (the "Original Notes"), of PSEG Power LLC ("Power"), are not immediately available or time will not permit a holder's Original Notes or other required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined below), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus.

   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN
      DAYLIGHT TIME, ON      , 2002 (THE "EXPIRATION DATE"), UNLESS THE
                      EXCHANGE OFFER IS EXTENDED BY POWER.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

                                        Facsimile Transmissions:
 By Hand Or Overnight Delivery:       (Eligible Institutions Only)     By Registered Or Certified Mail:
     The Bank of New York                                                    The Bank of New York
      101 Barclay Street                   (212) 298-1915             101 Barclay Street,7th Floor, East
Corporate Trust Services Window                                           New York, New York, 10286
        Ground Level                                                     Attention: Ms. Diane Amoroso
     New York, NY 10286                                                     Reorganization Section
 Attention: Ms. Diane Amoroso
    Reorganization Section

                                     To Confirm by Telephone
                              or for Information Call: (212) 815-3798

      (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      Ladies and Gentlemen:

      The undersigned hereby tenders to Power, in accordance with Power's offer, upon the terms and subject to the conditions set forth in the prospectus dated
        , 2002 (the "Prospectus"), and in the accompanying Letter of
Transmittal, receipt of which is hereby acknowledged, $      in the aggregate
principal amount of Original Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Registered Holder(s):
                                                          (Please Type or Print)

Address:

Area Code and Telephone Number:

Certificate Number(s) for Original Notes (if available):

Total Principal Amount Tendered and
Represented by Certificate(s): $

Signature of Registered Holder(s):

Date:

[ ] The Depository Trust Company
(check if Original Notes will be tendered by book-entry transfer)

Account Number

                      THE GUARANTEE BELOW MUST BE COMPLETED

                                    GUARANTEE
                    (Not to be used for signature guarantee)

      The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above-named person(s) "own(s)" the Original Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that the tender of such Original Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Original Notes tendered hereby or confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the expiration date.

Name of Firm:

Address:

Area Code and Telephone Number:

Authorized Signature:

Name:

Title:

Date:

NOTE: DO NOT SEND CERTIFICATES OF ORIGINAL NOTES WITH THIS FORM. CERTIFICATES FOR ORIGINAL NOTES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.